UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Waters Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Waters Corporation Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on May 23, 2023 For Shareholders of record as of March 24, 2023 Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Waters Corporation Meeting Type: Date: Time: Place: Annual Meeting of Shareholders Tuesday, May 23, 2023 12:00 PM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/WAT for more details. You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/WAT. SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/WAT TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/WAT If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2023. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/WAT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

Waters Corporation Annual Meeting of Shareholders PROPOSAL 1. To elect directors to serve for the ensuing year and until their successors are elected; 1.01 Dr. Flemming Ornskov, M.D., M.P.H. 1.02 Linda Baddour 1.03 Dr. Udit Batra, Ph.D. 1.04 Dan Brennan 1.05 Richard Fearon 1.06 Dr. Pearl S. Huang, Ph.D. 1.07 Wei Jiang 1.08 Christopher A. Kuebler 1.09 Mark Vergnano 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; 3. To approve, by non-binding vote, executive compensation; 4. To approve, by non-binding vote, the frequency of executive compensation votes; and 5. To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.